UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 2, 2019

EHEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA, 95054
(Address of principal executive offices) (Zip code)

(650) 584-2700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The NASDAQ Stock Market LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2019, the Board of Directors (the “Board”) of eHealth, Inc. (the “Company”) appointed Dale B. Wolf as a Class III director. Mr. Wolf served as president and chief executive officer of One Call Care Management, a provider of specialized solutions to the workers’ compensation industry, from January 2016 to February 2019 and as executive chairman from September 2015 to January 2016. Mr. Wolf also served as the president and chief executive officer of DBW Healthcare, Inc., a health care consulting company, from January 2014 to June 2018. Mr. Wolf served as the executive chairman of Correctional Healthcare Companies, Inc., a national provider of correctional healthcare solutions, from December 2012 to July 2014. From 2005 to 2009, Mr. Wolf served as chief executive officer of Coventry Health Care, Inc., a diversified national health care company, and served as the executive vice president, chief financial officer and treasurer of Coventry Health Care, Inc. from 1996 to 2005. Mr. Wolf holds a B.A. degree in mathematics from Eastern Nazarene College, completed the MIT Sloan School senior executive program and is a Fellow of the Society of Actuaries. Mr. Wolf serves as the chairman of the board of directors of Molina Healthcare, Inc. The Board has not yet determined the committee(s) of the Board, if any, to which Mr. Wolf will be named. No arrangement or understanding exists between Mr. Wolf and any other person pursuant to which he was selected as a director. Furthermore, there are no transactions between Mr. Wolf or any member of his immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K.
On August 2, 2019, in connection with his appointment to the Board as a non-employee director and pursuant to the Company’s 2014 Equity Incentive Plan, Mr. Wolf received an automatic grant of restricted stock units covering 1,533 shares of the Company’s common stock. The restricted stock units vest annually over four years from the date of grant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 6, 2019	/s/ Scott Giesler Scott Giesler SVP, General Counsel and Secretary